UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 3, 2006

                     EVANS & SUTHERLAND COMPUTER CORPORATION

             (Exact name of registrant as specified in its charter)



             Utah                         0-8771                87-0278175
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

     600 Komas Drive, Salt Lake City, Utah                         84108
    (Address of principal executive offices)                     (Zip Code)

                                 (801) 588-1000
              (Registrant's telephone number, including area code)
                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") amends and restates in its entirety Item 4.02(a) of the Current Report on Form 8-K filed by Evans & Sutherland Computer Corporation, a Utah corporation (the "Company"), with the Securities and Exchange Commission on March 7, 2006 (the "Original Form 8-K"), in which the Company disclosed, among other things, its intention to file restated financial statements. The purpose of this amendment is to clarify the method and timing by which the Company intends to file such restated financial statements. This Form 8-K/A does not amend or modify the information set forth in Items 2.02 and 9.01 of the Original Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In connection with the preparation of its financial statements for the year ended December 31, 2005, management of the Company determined that certain errors were made in its accounting for certain real property leases with rent escalation provisions. Under these leases, the Company's lease payments increase by a minimum fixed percentage over specific time periods. Historically, the Company accounted for leases by recording as an expense the actual lease payments made during each period. However, under U.S. generally accepted accounting principles, leases with fixed escalators should be expensed on a straight-line basis over the term of the lease.

On March 3, 2006, as a result of the review of its lease accounting practices, the Company's audit committee concluded, upon the recommendation of management and with the concurrence of KPMG LLP, its independent registered public accountants, that certain previously filed financial statements should no longer be relied upon. The Company will restate its previously filed financial statements for the fiscal years ended December 31, 2003 and 2004, and for the interim quarterly periods in 2004 and 2005. The Company intends to include such restated financial statements for the fiscal years ended December 31, 2003 and 2004 and for the interim quarterly periods in 2004 and 2005 in its Annual
Report on Form 10-K for the fiscal year ended December 31, 2005, which the Company currently expects to file on or before March 30, 2006.

Although the Company's decision to restate its financial statements arose from the need to correct its accounting for certain leases, the Company has elected to correct at the same time other previously identified errors which were considered immaterial by the Company and its auditors at the time they were first identified. These other adjustments have already been reflected in the Company's financial statements, but were generally recorded in subsequent periods when identified. The restatement will allocate such adjustments to the correct periods. The Company does not believe any of these changes are material.

The Company's audit committee and management have discussed the matters set forth herein with KPMG LLP, the Company's independent registered public accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EVANS & SUTHERLAND COMPUTER CORPORATION



                                         By: /s/ James R. Oyler
                                             ----------------------
                                             Name:  James R. Oyler
                                             Title: President and Chief
                                                    Executive Officer

March 13, 2006